Other current assets	6 Months Ended
Jun. 30, 2026
Other current assets
Other current assets

7. Other current assets

	June 30,	December 31,
	2026	2025
Other financial assets	3,984	5,130
Trade and other receivables	29,746	20,087
Prepayments	237,449	16,295
Total other current assets	271,179	41,512

Total other current assets increased by CHF 0.2 million as of June 30, 2026 compared to December 31, 2025, primarily due to increased prepayments driven by the retirement benefit contributions and D&O insurance paid annually at the beginning of the year. The Group applies the IFRS 9 simplified approach to measuring expected credit losses (“ECL”), which uses a lifetime expected loss allowance for all trade receivables and other receivables. The Group has considered that the trade receivables and other receivables have a low risk of default based on historic loss rates and forward-looking information on macroeconomic factors affecting the ability of the third parties to settle invoices. As a result, expected loss allowance has been deemed as nil as of June 30, 2026 and December 31, 2025.